UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2017

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 21, 2017, the Board of Directors of Avista Corporation (Avista Corp. or the Company) named Dennis P. Vermillion as President of Avista Corp effective January 1, 2018. Mr. Vermillion, 55, currently serves as Avista Corp. Senior Vice President and Environmental Compliance Officer and President of Avista Utilities. Scott L. Morris, 59, currently President of Avista Corp., will remain as Chairman of the Board and Chief Executive Officer.
Benefits, compensation arrangements and incentive opportunities remain unchanged for Mr. Morris, and Mr. Vermillion for 2017.
Also on November 21, 2017, the Board of Directors of Avista Corp. increased the number of board members from 10 to 11 and elected Mr. Vermillion to fill the vacancy and serve as a director on the board, effective January 1, 2018.
Mr. Vermillion has been Senior Vice President of Avista Corp. and President of Avista Utilities since 2009. He also serves as Chairman of the Board of Directors for Avista Corp. subsidiary Alaska Electric Light and Power Company.
Mr. Vermillion joined Avista in 1985 and has held various staff and management positions. His experience covers a broad range of activities, including leadership, energy trading and marketing, risk management, scheduling, resource operations, power/transmission contracting, resource planning and coordination, regulatory issues and production cost modeling. Previously, he served as Vice President of Energy Resources for Avista Utilities and prior to that, as President and Chief Operating Officer for Avista Energy from February 2001 until its sale in June 2007.
He is a 1985 graduate of Washington State University with a Bachelor of Science degree in Electrical Engineering. He currently serves as a board member for the Spokane County United Way and the Avista Foundation.
Mr. Vermillion will stand for election to the board at the next annual meeting of shareholders on May 12, 2018. As an employee director, Mr. Vermillion will receive no compensation, consistent with the other employee directors of Avista Corp., as disclosed in Avista Corp.’s definitive Proxy Statement dated March 31, 2017.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	November 22, 2017	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer